UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a party other than the Registrant ☐

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☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

DYNARESOURCE, INC.
(Name of Registrant as Specified In Its Charter)

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DYNARESOURCE, INC.
The Urban Towers of Las Colinas
222 W. Las Colinas Blvd. / Suite 1910 North Tower
Las Colinas / Irving, TX 75039

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To the Stockholders of DynaResource, Inc.:
A special meeting (the “Special Meeting”) of stockholders of DynaResource, Inc., a Delaware corporation (the “Company”) will be held at the Company’s office, located in The Urban Towers of Las Colinas, at 222 W. Las Colinas Blvd., Suite 1910 North Tower, Irving, Texas 75039, on Monday, July 13, 2020, at 3:00 PM Central Standard Time. In light of current circumstances and various restrictions that are being imposed because of COVID-19, it may become necessary to change the venue of the meeting. Any such change will be announced in a Form 8-K filed with the Securities and Exchange Commission (the “SEC”). The meeting will be convened for the following purposes:

(1)
To amend the Certificate of Incorporation of the Company, as amended to date, to increase the number of authorized shares of Common Stock from 25,000,000 shares to 40,000,000 shares; and

(2)
To amend the Certificate of Designations of the Powers, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions thereof of Series C Senior Convertible Preferred Stock (“Series C Preferred Certificate of Designations”) of the Company, in order to (a) extend the maturity date of the Series C Preferred by an additional two (2) years, (ii) add an equity cap in respect of the conversion of Series C Senior Convertible Preferred Stock (“Series C Preferred”) into Common Stock of the Company, and (iii) add certain restrictions on the ability of the Company to issue Series C Preferred; and

(3)
To transact any other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

Even if you expect to attend the Special Meeting, you are requested to mark, sign, date, and return the accompanying proxy card by fax or by mail. If you attend the Special Meeting, you may vote in person, whether or not you have sent in your proxy. A proxy may be revoked at any time prior to the voting thereof.

By Order of the Board of Directors

/s/ K.W. (“K.D.”) Diepholz
K.W. (“K.D.”) Diepholz
Chairman and Chief Executive Officer
June 12, 2020

DYNARESOURCE, INC.
The Urban Towers of Las Colinas
222 W. Las Colinas Blvd. / Suite 1910 North Tower
Las Colinas / Irving, TX 75039

PROXY STATEMENT

This Proxy Statement is furnished to the stockholders of DynaResource, Inc., a Delaware corporation (the “Company”) in connection with the solicitation on behalf of the Board of Directors (the “Board”) of proxies for use at the special meeting of stockholders (the “Special Meeting”) to be held at the Company’s offices, located in The Urban Towers of Las Colinas, at 222 W. Las Colinas Blvd., Suite 1910 North Tower, Irving, Texas 75039, on Monday, July 13, 2020, at 3:00 PM Central Standard Time. In light of current circumstances and various restrictions that are being imposed because of COVID-19, it may become necessary to change the venue of the meeting. Any such change will be announced in a Form 8-K filed with the Securities and Exchange Commission (the “SEC”).

This Proxy Statement and the enclosed form of proxy are first being made available to stockholders on or about June 11, 2020, and the cost of soliciting proxies in the enclosed form will be borne by the Company. Proxies may be solicited by officers, directors, and employees of the Company, by personal interview, telephone, facsimile and electronic means. The Company will pay the officers, directors, and employees no additional compensation for these services. Banks, brokerage houses and other nominees or fiduciaries have been requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies, and the Company will, upon request, reimburse them for their expenses in so acting.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND OUR SPECIAL MEETING

Q:
What is the purpose of the Special Meeting?

A:
The Special Meeting is being held to permit our stockholders to consider and vote upon the following:

(1)
An amendment of the Certificate of Incorporation of the Company, as amended to date, to increase the number of authorized shares of Common Stock from 25,000,000 shares to 40,000,000 shares; and

(2)
An amendment of the Series C Senior Convertible Preferred Stock of the Company, in order to (a) extend the maturity date of the Series C Preferred by an additional two (2) years, (ii) add an equity cap in respect of the conversion of Series C Preferred into Common Stock of the Company, and (iii) add certain restrictions on the ability of the Company to issue Series C Preferred.

Q:
What is the Board’s Recommendation regarding these proposals?

A:
We sent you this proxy statement and the enclosed proxy card because the Board of Directors of the Company is soliciting your proxy to vote at the Special Meeting. The Board’s recommendations are set forth together with a description of the proposals in this Proxy Statement. In summary, the Board recommends that you vote:

●
FOR the amendment of the Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock from 25,000,000 shares to 40,000,000 shares; and

●
FOR the amendment of the Certificate of Designations of the Powers, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions thereof of Series C Senior Convertible Preferred Stock of the Company, in order to (a) extend the maturity date of the Series C Preferred by an additional two (2) years, (ii) add an equity cap in respect of the conversion of Series C Preferred into Common Stock of the Company, and (iii) add certain restrictions on the ability of the Company to issue Series C Preferred.

Q:
Who is entitled to vote at the Special Meeting?

A:
For Proposal No. 1, only holders of record of shares of Common Stock as of the close of business (5:00 p.m., Eastern Standard Time) on May 14, 2020, the record date fixed by the Board (the “Record Date”), will be entitled to receive notice of and to vote on Proposal No. 1 at the Special Meeting. As of May 14, 2020, 17,722,825 shares of Common Stock were outstanding, of which 17,218,525 shares of Common Stock are entitled to vote. As a point of information, the 504,300 shares of Common Stock held by Mineras de DynaResource S.A. de C.V., a subsidiary of the Company, are neither counted for purposes of a quorum, nor entitled to vote.

For Proposal No. 2, the holders of the shares of Series C Preferred will vote on an “as converted” basis, together with the holders of the shares of Common Stock, as a single class. Each holder of Series C Preferred is be entitled to the number of votes equal to the number of Common Shares into which such holder’s shares of Series C Preferred could be converted. Accordingly, holders of record of shares of Common Stock and shares of Series C Preferred as of the close of business on the Record Date will be entitled to receive notice of and to vote on Proposal No. 2 at the Special Meeting. As of May 14, 2020, 17,722,825 shares of Common Stock were outstanding, of which 17,218,525 shares of Common Stock are entitled to vote. The 504,300 shares of Common Stock held by Mineras de DynaResource S.A. de C.V., a subsidiary of the Company, are neither counted for purposes of a quorum, nor entitled to vote. Also as of May 14, 2020, 1,734,992 shares of Series C Preferred were outstanding, convertible into an aggregate of 2,450,363 shares of Common Stock.

Q:
What shares can I vote?

A:
You may vote all shares of the Company’s Common Stock owned by you, or issuable upon conversion of the Company’s Series C Preferred you own, in each instance as of the close of business on the Record Date. You may cast one vote per share of Common Stock that you held or were entitled to receive upon conversion of Series C Preferred on the Record Date. A list of record stockholders entitled to vote at the Special Meeting will be available during ordinary business hours at the Company’s principal executive offices located at 222 W. Las Colinas Blvd., Suite 1910 North Tower, Irving, Texas 75039, for a period of at least 10 days prior to the Special Meeting.

Q:
How can I vote my shares?

A:
You can vote your shares using one of the following methods:

●
Complete and return a written proxy or voting instruction card using the proxy card or voting instruction card if you received a paper copy of the proxy materials; or

●
Attend and vote in person at the meeting. If your shares are held in street or account name by a broker and you intend to vote in person at the meeting, you will need a copy of your account statement and verification from your broker that you were the beneficial owner of the shares in the account as of the Record Date.

Unless you are planning to vote in person at the Special Meeting, your vote must be received by 5:00 p.m. Central Standard Time, on Friday, July 10, 2020.

You may still vote at the meeting if you are the record holder of your shares or hold a legal proxy from the record holder. Your vote at the Special Meeting will constitute a revocation of your earlier proxy or voting instructions.

Q:
How will my shares be voted if I return a blank proxy card?

A:
If you send in your proxy card, but do not specify how you want to vote your shares, your shares will be voted by the named proxies as follows:

●
FOR the amendment of the Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock from 25,000,000 shares to 40,000,000 shares (Proposal No. 1); and

●
FOR the amendment of the Series C Preferred Certificate of Designation of the Company, in order to (a) extend the maturity date of the Series C Preferred by an additional two (2) years, (ii) add an equity cap in respect of the conversion of Series C Preferred into Common Stock of the Company, and (iii) add certain restrictions on the ability of the Company to issue Series C Preferred (Proposal No. 2).

Q:
What happens if additional matters are presented at the Special Meeting?

A:
Other than the two proposals described in this Proxy Statement, we are not aware of any other business to be acted upon at the Special Meeting. If you grant a proxy, the person named as proxy holder, K.W. (“K.D.”) Diepholz, Chairman and Chief Executive Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Special Meeting.

Q:
Who will count the votes?

A:
A representative of Signature Stock Transfer, Inc., the transfer agent for the Company, will be appointed at the Special Meeting to tabulate the votes and act as Inspector of Elections.

Q:
Where can I find the voting results of the Special Meeting?

A:
We will announce preliminary voting results at the Special Meeting and publish final results in a Current Report on Form 8-K filed with the Securities and Exchange Commission within four business days following the Special Meeting.

Q:
Who will bear the cost of soliciting votes for the Special Meeting?

A:
The solicitation of proxies will be conducted primarily by mail and electronically over the Internet, and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy solicitation materials for the Special Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the Special Meeting to beneficial owners of our Common Stock. We may conduct further solicitation personally, telephonically, through the Internet or by facsimile through our officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation. We may generate other expenses in connection with the solicitation of proxies for the Special Meeting, which we will pay.

Q:
What do I need for admission to the Special Meeting?

A:
You are entitled to attend the Special Meeting only if you are a stockholder of record or a beneficial owner as of the Record Date, or you hold a valid proxy for the Special Meeting from a stockholder of record. You should be prepared to present photo identification for admittance. If you are the stockholder of record, your name will be verified against the list of stockholders of record prior to your being admitted to the Special Meeting. If you hold your shares in street name, you must provide proof of beneficial ownership on the Record Date, such as a brokerage account statement showing that you owned Company stock as of the Record Date, a copy of the Voting Instruction Form provided by your broker, bank or other nominee, or other similar evidence of ownership as of the Record Date. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the Special Meeting.

BACKGROUND TO PROPOSALS NO. 1 AND NO. 2 – THE NOTE PURCHASE AGREEMENT

On May 14, 2020, the Company closed a financing agreement with Golden Post Rail, LLC, a Texas limited liability company and certain individual investors.

1.
Pursuant to the May 14, 2020 Note Purchase Agreement (the “Note Purchase Agreement”) among the Company, Golden Post Rail, LLC, and the other parties listed on Exhibit A thereto (the “Remaining Purchasers”):
o
Golden Post acquired the following securities:
a)
A convertible promissory note; and
b)
A Common Stock purchase warrant; and
o
The Remaining Purchasers acquired the following securities:
a)
Convertible promissory notes; and
b)
Common stock purchase warrants.

2.
Also pursuant to the Note Purchase Agreement, the Company and Golden Post Rail, LLC have agreed to amend the common stock purchase warrant dated June 30, 2015, issued to Golden Post Rail, LLC in connection with that certain Securities Purchase Agreement dated as of May 6, 2015.
3.
The Note Purchase Agreement requires that the Company solicit from each stockholder entitled to vote at a special or annual meeting of the stockholders of the Company, which shall be held not later than July 14, 2020, such stockholders’ affirmative vote at the Shareholder Meeting for approval of the matters set forth in Proposal No. 1 and Proposal No. 2.

PROPOSAL NO. 1

AMENDMENT TO THE CERTIFICATE OF INCORPORATION /
INCREASE AUTHORIZED SHARES OF COMMON STOCK

The Certificate of Incorporation of the Company, as amended to date, currently authorizes the issuance of 25,000,000 shares of Common Stock of the Company.

The Board of Directors has approved, subject to stockholders’ approval, an amendment to the Certificate of Incorporation of the Company, as amended to date, to increase the number of shares of Common Stock authorized for issuance from 25,000,000 to 40,000,000. The primary purpose of the proposed increase is to accommodate (i) the conversion and/or exercise of the securities acquired in the Note Purchase Agreement transaction, (ii) the conversion and/or exercise of other outstanding securities of the Company, and (iii) the anti-dilution provisions of those securities of the Company containing such provisions. The Company also wishes to maintain flexibility to conduct future issuances of Common Stock, as well as future issuances of securities convertible into or exercisable for Common Stock from time to time to fund Company operations, consistent with its historical practice of raising financing through equity and debt issuances.

The Company currently does not have any plans, arrangements or understandings, written or oral, to issue any of the authorized but unissued shares of Common Stock that would become available if the proposed amendment to the Certificate of Incorporation of the Company is adopted. Furthermore, the Board of Directors is not proposing the increase with the intent of using the newly-authorized reserve as an anti-takeover device.

Accordingly, the Company is proposing that paragraph 1 of Article IV of the Amended and Restated Certificate of Incorporation be amended and restated to read in its entirety as follows (proposed new text is underlined and text proposed to be deleted is struck-through):

1.
Authorized Capital. The total number of shares of all classes of capital stock which the corporation shall have the authority to issue is 60,001,000 ~~45,001,000~~ shares, consisting of (i) forty million (40,000,000) ~~twenty-five million (25,000,000)~~ shares of Common Stock, par value $.01 per share (“Common Stock”), and (ii) twenty million and one thousand (20,001,000) shares of Preferred Stock, par value $.0001 per share (“Preferred Stock”), of which one thousand (1,000) shares shall be designated as Series A Preferred Stock.

Required Vote

Section 242(b) of the Delaware General Corporation Law provides that the holders of the outstanding shares of a class shall be entitled to vote as a class upon a proposed amendment, if the amendment would increase or decrease the aggregate number of authorized shares of such class. Accordingly, the affirmative vote of a majority of the 17,218,525 shares of Common Stock outstanding and entitled to vote, is required for the approval of Proposal No. 1.

The Certificate of Amendment that reflects the amendment contemplated by Proposal No. 1 is attached hereto as Appendix I.

The Certificate of Amendment will become effective upon the filing thereof with the Secretary of State of the State of Delaware, which is expected to occur as soon as is reasonably practicable following stockholder approval of this proposal.

Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL NO. 1.

***

PROPOSAL NO. 2

AMENDMENT TO THE CERTIFICATE OF DESIGNATIONS FOR THE SERIES C PREFERRED

As noted above, the Note Purchase Agreement requires that the Company solicit from each stockholder of the Company, such stockholders’ affirmative vote for approval of an amendment of the Series C Preferred Certificate of Designation of the Company, in order to (a) extend the maturity date of the Series C Preferred by an additional two (2) years, (ii) add an equity cap in respect of the conversion of Series C Preferred into Common Stock of the Company, and (iii) add certain restrictions on the ability of the Company to issue Series C Preferred.

Effect of Amendment

The Series C Preferred Certificate of Designation of the Company currently provides for a June 30, 2020 maturity date. The effect of the maturity date is this: to the extent the Series C Preferred is not converted to Common Stock of the Company, the Series C Preferred is subject to mandatory repurchase on the maturity date. The proposed extension of the maturity date of the Series C Preferred, would defer for two years – to June 30, 2022 -- the maturity date of the Series C Preferred. The deferral of the maturity date was a negotiated element of the Note Purchase Agreement and is highly favorable to the Company.

The proposed amendment also adds an equity cap in respect of the conversion of Series C Preferred into Common Stock of the Company. The proposed amendment would implement a “Beneficial Ownership Limitation” equal to 9.99% of the number of Common Shares outstanding immediately after giving effect to the conversion of Series C Preferred to Common Stock. The Beneficial Ownership Limitation may be increased or decreased at the holder’s request. The Beneficial Ownership Limitation has been requested by Golden Post Rail, LLC and the Board of Directors wishes to accommodate that request.

The proposed amendment also adds certain restrictions on the ability of the Company to issue Series C Preferred. More specifically, the proposed amendment would add to the listing of Company actions that require the approval of holders of at least a majority of the aggregate Series C Preferred then outstanding, the following: “issue or authorize the issuance of any shares of Series C Preferred Stock to any entity or person.” The Company currently does not have any plans, arrangements or understandings, written or oral, to issue any of the authorized but unissued shares of Series C Preferred to any party other than Golden Post Rail, LLC. The proposed amendment simply harmonizes the Company’s plans, with the Company’s obligations under the Series C Preferred Certificate of Designation.

Required Vote

For Proposal No. 2, the holders of the shares of Series C Preferred will vote on an “as converted” basis, together with the holders of the shares of Common Stock, as a single class. As of May 14, 2020, 17,722,825 shares of Common Stock were outstanding, of which 17,218,525 shares of Common Stock are entitled to vote. Also as of May 14, 2020, 1,734,992 shares of Series C Preferred were outstanding, convertible into an aggregate of 2,450,363 shares of Common Stock.

The affirmative vote of a majority of the sum of (i) the 17,218,525 shares of Common Stock outstanding and entitled to vote, plus (ii) the 2,450,363 shares of Common Stock issuable upon conversion of the Series C Preferred, is required for the approval of Proposal No. 2.

The Certificate of Amendment to the Series C Preferred Certificate of Designation that reflects the amendment contemplated by Proposal No. 2 is attached hereto as Appendix II.

The Certificate of Amendment will become effective upon the filing thereof with the Secretary of State of the State of Delaware, which is expected to occur as soon as is reasonably practicable following stockholder approval of this proposal.

Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL NO. 2.

QUORUM AND VOTING REQUIREMENTS

Quorum Requirement

A majority of the votes of a voting group entitled to be cast at the Special Meeting on all matters constitutes a quorum of that voting group. If you submit a properly completed proxy or if you appear at the Special Meeting to vote in person, your shares will be considered part of the quorum. Directions to withhold authority to vote for any proposal, abstentions and broker non-votes (described below) will be counted to determine if a quorum for the transaction of business is present. Once a quorum is present, voting on specific proposals may proceed. If less than a quorum of our shares is represented at the Special Meeting, a majority of the shares actually represented may adjourn the meeting without further notice for a period not to exceed 30 days at any one adjournment. At such adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the Special Meeting as originally notified. Once a share is represented for any purpose at the Special Meeting, including the purpose of determining that a quorum exists, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment thereof, unless a new record date is set for the adjourned meeting. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of stockholders so that less than a quorum remains.

Record Date and Voting Power

The Company has fixed the close of business (5:00 p.m. Eastern Standard Time) on May 14, 2020 as the “Record Date” to determine those shares eligible to vote at the Special Meeting. Only persons holding shares of the Company’s Common Stock or Series C Preferred as of the Record Date are entitled to vote at the Special Meeting. As of May 13, 2020, there were 17,722,825 shares of Common Stock outstanding, of which 17,218,525 shares of Common Stock are entitled to vote. As a point of information, the 504,300 shares of Common Stock held by Mineras de DynaResource S.A. de C.V., a subsidiary of the Company, are neither counted for purposes of a quorum, nor entitled to vote. Also as of May 14, 2020, 1,734,992 shares of Series C Preferred were outstanding, convertible into an aggregate of 2,450,363 shares of Common Stock.

Effect of Abstentions and Broker Non-Votes

Because the approval of a majority of shares present and entitled to vote is required to approve the adoption of the amendments to our Certificate of Incorporation, abstentions have the same effect as a vote against these proposals.

If you hold shares through a broker or other nominee, your broker or nominee is permitted to exercise voting discretion only with respect to certain, routine matters. Broker non-votes are shares held by brokers or other nominees that do not have discretionary voting authority with respect to a matter and have not received specific voting instructions from the beneficial owner. Broker non-votes will be counted for purposes of establishing a quorum but will otherwise have no effect on the outcome of the vote on any of the matters presented for your vote, except as described above.

How You Can Vote

You can vote your shares using one of the following methods:

●
Complete and return a written proxy or voting instruction card using the proxy card or voting instruction card if you received a paper copy of the proxy materials; or

●
Attend and vote in person at the meeting. If your shares are held in street or account name by a broker and you intend to vote in person at the meeting, you will need a copy of your account statement and verification from your broker that you were the beneficial owner of the shares in the account as of the Record Date.

Unless you are planning to vote in person at the Special Meeting, your vote must be received by5:00 p.m. Central Standard Time, on Friday, July 10, 2020.

You may still vote at the meeting if you are the record holder of your shares or hold a legal proxy from the record holder. Your vote at the Special Meeting will constitute a revocation of your earlier proxy or voting instructions.

You May Revoke or Change Your Vote

You may revoke a proxy at any time prior to its exercise by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. A stockholder who votes in person at the Special Meeting in a manner inconsistent with a proxy previously filed on the stockholder’s behalf will be deemed to have revoked such proxy as it relates to the matter voted upon in person. Attendance at the Special Meeting will not in and of itself constitute a revocation of a proxy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial stock ownership as of May 14, 2020 of (i) all persons known to us to be beneficial owners of more than 5% of the Company’s outstanding Common Stock, (ii) each director of the Company and our executive officers, and (iii) all of our officers and directors as a group. Each of the persons in the table below has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by such persons, except as otherwise indicated.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Outstanding Common Shares
K.W. (“K.D.”) Diepholz Chairman, CEO	1,864,000(1)	10.5%
Mineras de DynaResource, SA de CV. (100% owned subsidiary of the Company)	504,300 (2)	2.8%
Golden Post Rail, LLC 1110 Post Oak Place Westlake, Texas 76262	2,450,363(3)	12.1%(4)
Gareth Nichol Denver, Colorado	2646,924(5)	14.7%
Dr. Jose Vargas Lugo Executive Vice President, Director	274,508	1.50%
Pedro Ignacio Teran Cruz Executive Vice President, Director	37,500	0.2%
Bradford J. Saulter VP., Investor Relations	124,439	0.7%
John C. Wasserman Director	134,389	0.7%
Dale G. Petrini Director	187,689(6)	1.0%
Officers and directors as a group (7 persons)	2,622,525	14.8%

(1) Such shares are pledged pursuant to a pledge agreement for the benefit of Golden Post Rail, LLC, in connection with the transaction evidenced by the Note Purchase Agreement.

(2) The shares of Common Stock held by Mineras de DynaResource S.A. de C.V., a subsidiary of the Company, are neither counted for purposes of a quorum, nor entitled to vote.

(3) Includes (i) 2,116,793 shares of Common Stock issuable upon the conversion of 1,734,992 shares of Series C Preferred Stock and (ii) 333,570 shares of Common Stock that may be issuable upon the conversion of those 1,734,992 shares of Series C Preferred Stock as a result of accrued and unpaid dividends as of May 14, 2020.

(4) Based upon 17,722,825 shares of the Common Stock outstanding as of October 31, 2019, as disclosed in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2019, that was originally filed by the Company with the SEC on November 22, 2019, and an aggregate of 2,450,363 shares of Common Stock issuable upon the conversion of 1,734,992 shares of Series C Preferred Stock, including accrued and unpaid dividends thereon.

(5) Includes 313,591 shares of Common Stock issuable upon the exercise of a common stock purchase warrant.

(6) Includes 31,359 shares of Common Stock issuable upon the exercise of a common stock purchase warrant.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1939, under which we file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any materials we have filed with the SEC at the SEC’s public reference room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public on the SEC’s website at http://www.sec.gov.

You may request a copy of any of our filings with the SEC at no cost, by contacting us at the following address or phone number:

DynaResource, Inc.
The Urban Towers of Las Colinas
222 W. Las Colinas Blvd. / Suite 1910 North Tower
Las Colinas / Irving, TX 75039
Attention: K.W. (“K.D.”) Diepholz
Chairman and Chief Executive Officer
(972) 868-9066

APPENDIX I

CERTIFICATE OF AMENDMENT
OF
DYNARESOURCE, INC.

DYNARESOURCE, INC., a Delaware corporation (the “Corporation”),

          DOES HEREBY CERTIFY:

          FIRST: That at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted setting forth a proposed amendment to the Amended and Restated Certificate of Incorporation of the Corporation (the “Amended and Restated Certificate of Incorporation”), filed on November 28, 2012 with the Secretary of State of Delaware, declaring said amendment to be advisable and calling a meeting of the stockholders of the Corporation for consideration thereof. The resolutions setting forth the amendment are as follows:

RESOLVED, that paragraph 1 of Article IV of the Amended and Restated Certificate of Incorporation be amended and restated to read in its entirety as follows:

1.
Authorized Capital. The total number of shares of all classes of capital stock which the corporation shall have the authority to issue is 60,001,000 shares, consisting of (i) forty million (40,000,000) shares of Common Stock, par value $.01 per share (“Common Stock”), and (ii) twenty million and one thousand (20,001,000) shares of Preferred Stock, par value $.0001 per share (“Preferred Stock”), of which one thousand (1,000) shares shall be designated as Series A Preferred Stock.

          SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment noted above.

          THIRD: That the amendment noted above was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

          IN WITNESS WHEREOF, DynaResource, Inc. has caused this certificate to be signed by its Chairman and CEO, this ___ day of July, 2020.

                 DYNARESOURCE, INC.

By: _______________________
K.W. (“K.D.”) Diepholz
     Chairman & CEO

APPENDIX II

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF DESIGNATIONS OF THE POWERS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL AND OTHER SPECIAL RIGHTS OF PREFERRED STOCK AND QUALIFICATIONS, LIMITATIONS AND RESTRICTIONS THEREOF
of
SERIES C SENIOR CONVERTIBLE PREFERRED STOCK
for
DYNARESOURCE, INC.

DYNARESOURCE, INC., a Delaware corporation (the “Corporation”), does hereby state and certify that:
FIRST: The name of the Corporation is DynaResource, Inc.
SECOND: The Corporation’s Certificate of Designations of the Powers, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions thereof of Series C Senior Convertible Preferred Stock (“Series C Certificate of Designations”) was filed with the Secretary of State of the State of Delaware on June 29, 2015.
THIRD: The Corporation filed a Certificate of Increase of Series C Senior Convertible Preferred Stock with the Secretary of State of the State of Delaware on May 13, 2020, to increase the number of shares constituting “Series C Senior Convertible Preferred Stock” to 1,734,992.
FOURTH: The Board of Directors of the Corporation, acting in accordance with the provision of Sections 141 and 242 of the Delaware General Corporation Law, adopted resolutions to amend the Series C Certificate of Designations as follows:
1.
Subsection 1(q) of the Series C Certificate of Designations is hereby amended in its entirety to read as follows:
““Maturity Date” means the date that is seven years after the Initial Issuance Date.”
2.
Subsection 6(d)(iii) of the Series C Certificate of Designation is hereby amended in its entirety to read as follows:
“(iii)           Adjustment for Other Dividends and Distributions.  If the Corporation shall at any time or from time to time on or after the Initial Issuance Date make or issue or set a record date for the determination of holders of Common Stock entitled to receive a non-cash dividend or other distribution payable in securities or property other than Common Shares, then, and in each event, an appropriate revision to the applicable Conversion Price shall be made and provision shall be made (by adjustments of the Conversion Price or otherwise) so that the Holders of Series C Preferred Shares shall receive upon conversions thereof, in addition to the number of Common Shares receivable thereon, the number of securities of the Corporation or other issuer (as applicable) or other property that they would have received had the Series C Preferred Shares been converted into Common Shares on the date of such event (provided, however, that, to the extent the right of a Holder of Series C Preferred Shares to participate in any such Distribution would result in such Holder of Series C Preferred Shares exceeding the Beneficial Ownership Limitation, then such Holder of Series C Preferred Shares shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any Common Shares as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of such Holder of Series C Preferred Shares until such time, if ever, as its right thereto would not result in such Holder of Series C Preferred Shares exceeding the Beneficial Ownership Limitation).”

3.
Subsection 6(d)(iv) of the Series C Certificate of Designation is hereby amended to add the following to the end of Subsection 6(d)(iv):
“Notwithstanding anything herein to the contrary, to the extent that a Holder of Series C Preferred Shares’ right to participate in any such issuance of any Common Stock or Common Stock Equivalents would result in such Holder of Series C Preferred Shares exceeding the Beneficial Ownership Limitation, then such Holder of Series C Preferred Shares shall not be entitled to participate in such issuance to such extent (or beneficial ownership of such shares of Common Stock as a result of such issuance to such extent) and such issuance to such extent shall be held in abeyance for such Holder of Series C Preferred Shares until such time, if ever, as its right thereto would not result in such Holder of Series C Preferred Shares exceeding the Beneficial Ownership Limitation).”

4.
Subsection 6(d)(vi) of the Series C Certificate of Designation is hereby amended to add the following to the end of Subsection 6(d)(vi):
“Notwithstanding anything herein to the contrary, to the extent that a Holder of Series C Preferred Shares’ right to participate in any such issuance of any DynaMexico Shares or DynaMexico Share Equivalents would result in such Holder of Series C Preferred Shares exceeding the Beneficial Ownership Limitation, then such Holder of Series C Preferred Shares shall not be entitled to participate in such issuance to such extent (or beneficial ownership of such DynaMexico Shares as a result of such issuance to such extent) and such issuance to such extent shall be held in abeyance for such Holder of Series C Preferred Shares until such time, if ever, as its right thereto would not result in such Holder of Series C Preferred Shares exceeding the Beneficial Ownership Limitation).”
5.
Section 6 of the Series C Certificate of Designation is hereby amended to add subsection (j) as follows:
“(j)
Conversion Limitations. The Company shall not effect any conversion of Series C Preferred Shares, and a Holder of Series C Preferred Shares shall not have the right to convert any portion of its Series C Preferred Shares, pursuant to this Section 6, to the extent that after giving effect to such conversion as set forth in this Section 6, the Holder of Series C Preferred Shares (together with its Affiliates, and any other persons acting as a group together with such holder or any of its Affiliates (such persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of Common Shares beneficially owned by the Holder of Series C Preferred Shares and its Affiliates and Attribution Parties shall include the number of Common Shares issuable upon conversion of any Series C Preferred Shares, but shall exclude the number of Common Shares which would be issuable upon exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Holder of Series C Preferred Shares or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 6(j), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by each Holder of Series C Preferred Shares that the Company is not representing to such Holder of Series C Preferred Shares that such calculation is in compliance with Section 13(d) of the Exchange Act and such Holder of Series C Preferred Shares is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 6(j) applies, the determination of whether the Series C Preferred Shares are convertible (in relation to other securities owned by the Holder of such Series C Preferred Shares together with any Affiliates and Attribution Parties) and of which portion of the Series C Preferred Shares is convertible shall be in the sole discretion of the Holder of such Series C Preferred Shares, and the submission of any Conversion Notice shall be deemed to be such Holder’s determination of whether the Series C Preferred Shares are convertible (in relation to other securities owned by such Holder together with its Affiliates and Attribution Parties) and of which portion of such Series C Preferred Shares is convertible, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6(j), in determining the number of outstanding Common Shares, a Holder of Series C Preferred Shares may rely on the number of outstanding Common Shares as reflected in (A) the Company’s most recent periodic or annual report filed with the SEC, as the case may be, (B) a more recent public announcement by the Company, or (C) a more recent written notice by the Company or transfer agent setting forth the number of Common Shares outstanding. Upon the written or oral request of a Holder of Series C Preferred Shares, the Company shall within one Business Day confirm orally and in writing to such Holder of Series C Preferred Shares the number of Common Shares then outstanding. In any case, the number of outstanding Common Shares shall be determined after giving effect to the conversion or exercise of securities of the Company, including Series C Preferred Shares, held by such Holder and/or its Affiliates or Attribution Parties since the date as of which such number of outstanding Common Shares was reported. The “Beneficial Ownership Limitation” shall be 9.99% of the number of Common Shares outstanding immediately after giving effect to the conversion of Series C Preferred Shares for Common Shares. Each Holder of Series C Preferred Shares, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 6(j); provided, that the Beneficial Ownership Limitation in no event exceeds 19.99% of the number of Common Shares outstanding immediately after giving effect to the conversion of the Series C Preferred Shares held by such Holder of Series C Preferred Shares and the provisions of this Section 6(j) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(j) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of any Series C Preferred Shares.”
6.
Subsection 8(c) of the Series C Certificate of Designation is hereby amended to add subsection (ix) as follows:
“(ix)
issue or authorize the issuance of any shares of Series C Preferred Stock to any entity or person.”
FIFTH:
This Certificate of Amendment to the Series C Certificate of Designations was submitted to the stockholders of the Corporation and was duly approved by the required vote of stockholders of the Corporation in accordance with Sections 222 and 242 of the Delaware General Corporation Law.
[Remainder left blank; signature page follows.]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Series C Certificate of Designations to be executed by a duly authorized officer of the Corporation as of ________ of July, 2020.

DYNARESOURCE, INC.,
a Delaware corporation

By:
 K.W. (“K.D.”) Diepholz
Chairman & CEO

DYNARESOURCE, INC.
PROXY OF ANNUAL MEETING OF STOCKHOLDERS
 TO BE HELD JULY 13, 2020
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, having received the Notice of Special Meeting of Stockholders and Proxy Statement, hereby revokes all previous proxies and appoints K.W. (“K.D.”) Diepholz, the proxy of the undersigned, with full power of substitution, to vote all shares of common stock of DynaResource, Inc. that the undersigned is entitled to vote, either on his or her own behalf or on behalf of an entity or entities, at the Special Meeting of Stockholders of DynaResource, Inc. to be held at the Company’s office, located in The Urban Towers of Las Colinas, at 222 W. Las Colinas Blvd., Suite 1910 North Tower, Irving, Texas 75039, on Monday, July 13, 2020, at 3:00 PM Central Standard Time, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could have if personally present at the Special Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL NO. 1 AND PROPOSAL NO. 2

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK

Proposal No. 1 (AMENDMENT TO THE CERTIFICATE OF INCORPORATION): To increase the number of shares of Common Stock authorized for issuance from 25,000,000 to 40,000,000.

 [ ] FOR                        [ ] WITHHOLD AUTHORITY

Proposal No. 2 (AMENDMENT TO THE CERTIFICATE OF DESIGNATIONS FOR THE SERIES C PREFERRED STOCK): To (a) extend the maturity date of the Series C Preferred by an additional two (2) years, (ii) add an equity cap in respect of the conversion of Series C Preferred into Common Stock of the Company, and (iii) add certain restrictions on the ability of the Company to issue Series C Preferred.

[ ] FOR                        [ ] WITHHOLD AUTHORITY

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ABOVE. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSAL NO. 1 AND PROPOSAL NO. 2. THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE.

Signature of Stockholder	Signature of Stockholder

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person